Exhibit 32 .1


       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Imagenetix, Inc. (the "Company") for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, William P. Spencer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of my knowledge:

          1)   the Quarterly Report fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2) the information contained in the Quaarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Dated: August 16, 2005            /s/WILLIAM P. SPENCER
                                   William P. Spencer
                                   Chief Executive Officer and
                                   President